THIRD AMENDMENT TO SECURED NOTE

This THIRD AMENDMENT TO SECURED NOTE (this "**Third Amendment**") is made as of May 17, 2023 (the "**Effective Date**") by and between Wejo Group Limited, an exempted company limited by shares incorporated under the laws of Bermuda (the "**Company**"), and Esousa Holdings, LLC (the "**Holder**").

RECITALS

A. Pursuant to that certain Securities Purchase Agreement dated as of February 27, 2023 by and between the Company and the Holder (the "**Agreement**"), the Company issued that certain Secured Note dated as of February 27, 2023 in favor of the Holder (the "**Note**").

B. The Company and the Holder entered into those certain First and Second Amendments to Secured Note on March 28, 2023 (the "**First Amendment**") and April 17, 2023 (the "**Second Amendment**") by which they, among other things, extended the Maturity Date of the Note to April 17, 2023 and May 1, 2023, respectively.

C. On May 3, 2023, the Holder sent two notices (collectively, the "**May 3 Notices**") to the Company, providing that (i)(a) the Company failed to make payment of Principal, Interest and Late Charges when due, and (b) declaring an event of default under the Note, and (ii) demanding immediate payment of all Principal, Interest and Late Charges.

D. On May 10, 2023, the Holder sent the Company a notice of its intent to demand payment of all Principal, Interest and Late Charges under the Note on May 16, 2023 (the "**Notice of Intent**").

NOW, THEREFORE, in consideration of the premises and of the mutual covenants and agreements herein contained, the parties hereby agree as follows:

AGREEMENT

1. **Defined Terms**. Capitalized terms used herein and not defined shall have the meanings given to such terms in the Note.

2. **Delivery of Notices.** The parties agree that the (i) May 3 Notices were not delivered as required under the Note to declare an Event of Default or demand immediate payment under the Note, (ii) the Notice of Intent was properly delivered under the Note, (iii) the Holder may provide the Company with a Demand Notice after May 19, 2023, at which time the Company will be in default under the Note and the "Demand Payment Date" and "Maturity Date" of the Note will be the next business day after delivery of the Demand Notice.

3. **Extension Fee**. At the Maturity Date, in addition to the other amounts due to the Holder under the Note, the Company will pay the Holder an extension fee in the amount of $100,0000 in addition to the extension fees of $368,421.00 under the First Amendment and $310,346.07 under the Second Amendment (collectively, the "**Extension Fees**"), for total Extension Fees of $778,767.07. For the avoidance of doubt, the Extension Fees shall be deemed additional Principal under the Note, each was earned on the effective dates of each of the First Amendment and Second Amendment, and this Third Amendment, as applicable, and Interest will accrue on each Extension Fee commencing on each such date (at the Default Rate since May 1, 2023).

4. **No Other Changes**. Except as explicitly amended by this Third Amendment, all of the

terms and conditions of the Note shall remain in full force and effect.

5. **References**. All references in the Note to "this Note" shall be deemed to refer to the Note as amended hereby; and any and all references in the Agreement and the other Transaction Documents to "the Note" shall be deemed to refer to the Note as amended hereby.

6. **Counterparts**. This Third Amendment may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Counterparts may be delivered via facsimile, electronic mail (including pdf or any electronic signature complying with the U.S. federal ESIGN Act of 2000, *e.g.*, www.docusign.com) or other transmission method and any counterpart so delivered shall be deemed to have been duly and validly delivered and be valid and effective for all purposes.

[signature page follows]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed as of the date first written above.

COMPANY:

WEJO GROUP LIMITED

DocuSigned by:

By: John Maxwell
4F8EC8A451B34F9...

Name: John Maxwell
Title: Chief Financial Officer

HOLDER:

ESOUSA HOLDINGS, LLC

DocuSigned by:

By: ______________________
49087DC33FE8459...

Name: Michael Wachs
Title: Managing Member